UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported) – October 20, 2016

EXTENDED STAY AMERICA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36190	46-3140312
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11525 N. Community House Road, Suite 100 Charlotte, North Carolina	28277 (Zip code)
(Address of principal executive offices)

Registrant’s telephone number, including area code (980) 345-1600

ESH HOSPITALITY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36191	27-3559821
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11525 N. Community House Road, Suite 100 Charlotte, North Carolina	28277 (Zip code)
(Address of principal executive offices)

Registrant’s telephone number, including area code (980) 345-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory

Arrangements of Certain Officers.

Item 5.02(b): Removal of Christopher Daniello as Board Member

On October 20, 2016, pursuant to the Stockholders Agreement (as defined below), Christopher Daniello was removed from the Board of Directors (the “Board”) of ESH Hospitality, Inc. (the “Company”), effective October 20, 2016. Mr. Daniello’s departure was not due to any disagreement with the Company on any matter relating to the operations, policies or practices of the Company.

In connection with the Company’s initial public offering, Extended Stay America, Inc., the Company and certain Sponsor Shareholders entered into a Stockholders’ Agreement, dated November 18, 2013 (the “Stockholders Agreement”). Pursuant to the Stockholders Agreement, the Centerbridge Shareholders (as defined in the Stockholders Agreement) have the right, provided they meet certain ownership conditions, to designate a candidate for election to the Company’s Board. The Centerbridge Shareholders exercised their right to designate a nominee for election to the Company’s Board and designated Mr. Daniello. In addition, the Centerbridge Shareholders have the right to remove any designee from the Company’s Board and designate a new person to fill the vacancy created by such removal, in each case so long as the Centerbridge Shareholders have the right to designate a candidate for election to the Company’s Board. The preceding description of the terms of the Stockholders Agreement is qualified in its entirety by reference to the Stockholders Agreement filed as Exhibit 4.1 to the Company’s Form 8-K filed with the Securities and Exchange Commission on November 18, 2013.

Item 5.02(d): Election of Adam Burinescu as Board Member

On October 21, 2016, the Board elected Adam Burinescu to the Board to fill the vacancy created by Mr. Daniello’s removal. Mr. Burinescu was also elected to serve on the Board’s Nominating and Corporate Governance Committee.

The Centerbridge Shareholders have designated Mr. Burinescu to fill the vacancy created by Mr. Daniello’s removal pursuant to the Stockholders Agreement, as described above, and the Board, pursuant to the Company’s Amended and Restated Certificate of Incorporation, dated November 6, 2013, has elected Mr. Burinescu to the Board effective October 21, 2016. There are no other arrangements or understandings between Mr. Burinescu and any other person pursuant to which Mr. Burinescu was appointed as a board member of the Company’s Board.

Mr. Burinescu will not receive any compensation in connection with his service on the Board. The Company and Mr. Burinescu will enter into the Company’s standard form of indemnification agreement for directors and officers, a copy of which was previously filed as Exhibit 10.27 to the Company’s Registration Statement on Form S-1 (File No. 333-190052), and is incorporated herein by reference. Mr. Burinescu has not entered into any transactions with the Company that are required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTENDED STAY AMERICA, INC.

Date: October 21, 2016	By:	/s/ John R. Dent
Name: John R. Dent Title: General Counsel

ESH HOSPITALITY, INC.

Date: October 21, 2016	By:	/s/ John R. Dent
Name: John R. Dent Title: General Counsel